Exhibit 99.1




                              CERTIFICATION PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                18 U.S.C. SECTION 1350


    In connection with the Quarterly Report of Oriental Automotive Parts Development (China) Co., Ltd. (the "Company") on Form 10-QSB for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hongwei Zhang, Chief Executive Officer and President of the Company, certify, pursuant to Section 906 of the Sarbanes -Oxley Act of 2002, 18 U.S.C. Section 1350 that, to my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ HONGWEI ZHANG
------------------------------
Hongwei Zhang
Chief Executive Officer and President

May 14, 2003